July 15, 2004



Securities and Exchange Commission
450 5 Street, N. W.
Washington, DC  20549

RE:  Midland National Life Separate Account A File Number 333-14061

Commissioners:

We are submitting the enclosed prospectus supplement for filing under Rule 497.

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland Asbill and Brennan L L P at 202-383-0126.


Sincerely,



/s/



Terri Silvius
Director - Compliance
Variable Operations


cc:     Frederick R. Bellamy
        Sutherland Asbill & Brennan LLP


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                     FOUNDATION 1.1 VARIABLE UNIVERSAL LIFE
                       PREMIER 1.1 VARIABLE UNIVERSAL LIFE
                        ADVANCED VARIABLE UNIVERSAL LIFE

               issued by: Midland National Life Insurance Company
              through the Midland National Life Separate Account A

                         Supplement dated July 15, 2004
                        to Prospectuses Dated May 1, 2004


Effective for policies issued on or after July 15, 2004, the Automatic Benefit Increase Provision Rider will no longer be available.

This alters the prospectus for the products listed above in the following manner:

Generally, all information provided throughout the prospectus on the Automatic Benefit Increase Provision Rider applies only to policies issued after May 1, 1998 and prior to July 15, 2004. The only exception to this would be if Your application was in the underwriting process prior to July 15, 2004. If this is the case, You may have an issue date later than July 15, 2004 and still have the Automatic Benefit Increase Provision.